CONSULTING AGREEMENT
                       --------------------

     This Agreement is made effective March 7, 1999 by and between Infocall Communications Corp. ("CLIENT") and Interactive Business
Chanel ("IBC"), its principal place of business at 19800 Mac Arthur Blvd., #880, Irvine, CA 92612.

     Now, Therefore in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which is expressly acknowledged, IBC and CLIENT agree as follows:

*    Engagement of IBC

CLIENT hereby retains IBC to assist CLIENT's in enhancing its Internet Business strategy.

WHEREAS, IBC will consult with CLIENT to design and implement a comprehensive strategic Internet advertising and marketing campaign. Under this arrangement, IBC will assist the company in all aspects of planning, implementing and managing its Internet business strategy.

WHEREAS, IBC represents that it is owned and operated by expert consultants with years of experience in the fields of Internet business development, marketing and advertising. IBC's network of experts will assist in all phases of developing "e-solutions" including project management, web design, development, management, marketing and medica placement.

WHEREAS, IBC will design, develop, advertise, market, and manage a new web site ("CLIENT'S SITE") at ibchannel.com for CLIENT.

WHEREAS, CLIENT'S SITE will be linked ("LINKS") to IBCHANNEL.COM,
IBC Stockline weekly newsletter, CLIENT's current web site(s), and other strategic online mediums.

WHEREAS, CLIENT'S SITE will contain information including.

*     LINKS
*     COMPANY PROFILE
*     CORPORATE INFO
*     PRODUCTS
*     FINANCIALS
*     QUOTE & NEWS
*     ADDITIONAL INFO REQUEST FORM



                               IBC
                     http://www.ibchannel.com
          Tel: (949) 949-442-8919  Fax: (949) 833-7392
          19800 Mac Arthur Blvd #880 Irvine, CA  92612
                    Email: info@ibchannel.com
                    ------------------------

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        Exhibit - 10.17 - Pg. 2


CLIENT shall be responsible for all out-of pocket expenses, travel expenses, third party expenses, filing fees, copy and mailing expenses that IBC may incur with CLIENT's prior approval in performing Consulting Services under this Agreement.

*    IBC is Not an Agent or Employee

     IBC's obligations under this Agreement consist solely of the Consulting Services described herein. In no event shall IBC be considered to act as the agent of CLIENT or otherwise represent or bind CLIENT. For purposes of this Agreement, IBC is an independent contractor. All final decisions with respect to acts of CLIENT or its affiliates, whether or not made pursuant to or in reliance on information or advice furnished by IBC hereunder, shall be those of CLIENT or such affiliates and IBC shall under no circumstances be liable for any expense incurred or loss suffered by a CLIENT as a consequence of such action or decisions.

*    Miscellaneous

     A.  Authority

     The execution and performance of this Agreement has been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of the parties hereto.

     B.  Amendment

     This Agreement may be amended or modified at any time and in any manner but only by an instrument in writing executed by the parties hereto.

     C.  Waiver

     All the rights and remedies of either party under this Agreement are cumulative and not exclusive of any other rights and remedies provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from a breach of this Agreement shall operate as a waiver of any subsequent right or remedy arising from a subsequent breach of this Agreement. The consent of any party where required hereunder to any act or occurrence shall not be deemed to be a consent to any other act or occurrence.

     D.  Assignment

     (i) Either party to this Agreement may assign any right or obligation created by it without the prior written consent of the other.


                               IBC
                     http://www.ibchannel.com
          Tel: (949) 949-442-8919  Fax: (949) 833-7392
          19800 Mac Arthur Blvd #880 Irvine, CA  92612
                    Email: info@ibchannel.com
                    ------------------------

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        Exhibit - 10.17 - Pg. 3


     Press Releases

     IBC will assist Client in editing, and proofreading press releases prepared and issued by Client. It is understood and agreed that IBC will have no responsibility for and will not verify the accuracy of any statements disseminated in the Client's press releases. It is further understood that all statements contained in press releases issued by Client will be those of Client. IBC shall have no liability for any statements made by Client in any publicly disseminated documents that are materially false or misleading or omit to state material facts necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

     About IBChannel.com

     Ibchannel.com is a highly trafficked web site receiving over 68,000 user sessions in the week ending 2/04/00. IBC provides visitors with a "one stop destination" to an array of free and premium business and finance resources. Services include stock research, IPO data, quotes, market data, no-load mutual fund research and IPO information.

     IBC's advertising and expenditures with high profile web sites include CNBC TV, CNBC.com, CBS Marketwatch.com, TheStreet.com, Bloomberg.com, Multex.com, etc. Interactive Business Channel has strategic alliances with financial content providers and media partners including on24.com, Morningstar, Marketxt, E-Loan, IPO.com, INSweb, Internet Wire, Vectorvest, newsletters.com and may more (visit www.ibchannel.com). IBC's email newsletter "stock line" has developed a significant following by providing free weekly updates on Internet stocks market outlook, and economic developments.

*    Compensation

     IBC will receive 5% of the total outstanding shares of CLIENT's stock. (50% free trading and 50% in restricted stock).
     IBC will receive 5% of the total outstanding shares of ITCareernet.com stock (50% free trading and 50% in restricted stock).
     IBC will receive 5% of the equity compensation CLIENT receives for any of its new clients
     IBC will receive first rights of refusal to offer its services to CLIENT's new clients.

*    Term of Agreement, Extensions and Renewals

* This Consulting Agreement and IBC's obligation to continue providing Consulting Services as defined herein shall remain in full force and effect for one year.

*    Cost and Expenses


                               IBC
                     http://www.ibchannel.com
          Tel: (949) 949-442-8919  Fax: (949) 833-7392
          19800 Mac Arthur Blvd #880 Irvine, CA  92612
                    Email: info@ibchannel.com
                    ------------------------

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        Exhibit - 10.17 - Pg. 4


E.   Notices

Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal or when sent by facsimile transmission, charges prepaid provided that the communication is addressed.

(i)  In the case of CLIENT to:        (ii) In the case of IBC to:

INFE                                   IBC
8000 Towers Crescent Drive             19800 Macarthur Blvd #880
Suite 640                              Irvine, CA 92612
Vienna, VA 22182                       Attn: Matthew Marcus

F.   Headings and Captions

The headings of paragraphs are included solely for convenience. If a conflict exists between any heading and the text of this Agreement, the text shall control.

G.   Entire Agreement

This instrument and the exhibits to this instrument contain the entire Agreement between the parties with respect to the transaction contemplated by the Agreement. It may be executed in any number of counterparts but the aggregate of the counterparts together constitute only one and the same instrument.

H.   Effect of Partial Invalidity

In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be constructed as if it never contained any such invalid, illegal or unenforceable provisions.



                               IBC
                     http://www.ibchannel.com
          Tel: (949) 949-442-8919  Fax: (949) 833-7392
          19800 Mac Arthur Blvd #880 Irvine, CA  92612
                    Email: info@ibchannel.com
                    ------------------------

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        Exhibit - 10.17 - Pg. 5


I.   Controlling Law

The validity, interpretation and performance of this Agreement shall be controlled by and construed under the laws of the State of California. Any dispute between the parties hereunder shall be properly commenced in arbitration proceedings and venue shall lie only in a state or federal court of competent jurisdiction in Irvine, California.

K.   Time is of the Essence

Time is of the essence for each and every provision hereof.

IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year written.

          Interactive Business Channel

          _______/s/Brian Hill___________
          Brian Hill, Vice President

          ____/s/Matthew Marcus________
          Matthew Marcus, President

          Date _____3/7/00_____

Company:  Infocall

Signature: _______/s/T.M. Richfield______

Name:      T.M. Richfield

           Date:_____3/7/00_____



                               IBC
                     http://www.ibchannel.com
          Tel: (949) 949-442-8919  Fax: (949) 833-7392
          19800 Mac Arthur Blvd #880 Irvine, CA  92612
                    Email: info@ibchannel.com
                    ------------------------

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